SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2003

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant’s telephone number, including area code)

Item 5.	Other Events

On September 23, 2003, Merix Corporation issued a final press release announcing the results for the first quarter of fiscal 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	Merix Corporation Press Release dated September 23, 2003.

Item 12.	Results of Operations and Financial Condition

On September 23, 2003, Merix Corporation issued a press release announcing its earnings for the quarter ended August 30, 2003. The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 23, 2003	/s/ JANIE S. BROWN
Janie S. Brown
Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Merix Corporation Press Release dated September 23, 2003.